UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 24, 2016

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Director

On February 24, 2016, David W. Anderson was appointed as an additional member of the Board of Directors of Repro Med Systems, Inc.  Mr. Anderson has been in the medical (device) industry for over 23 years and has held the role of Chief Executive Officer for Sterilox Technologies, Inc., Gentis, Inc. and currently with ORTEQ Ltd/CellCoTec Ltd.  He has also served on the board for ACell Inc., (Regenerative Medicine for Woundcare) and Aperion Biologics, (ACL Replacement Technology), as well as served on several advisory committees.  Mr. Anderson received a B.S. in Chemical Engineering from Cornell University and attended University of Minnesota for Graduate Studies in Microbiology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: February 29, 2016	By:	/s/ Andrew I. Sealfon
Andrew I. Sealfon President and Chief Executive Officer